                                                                    EXHIBIT 10.8

                             BUSH BOAKE ALLEN INC.
                     1994 STOCK OPTION AND STOCK AWARD PLAN

1.      Purpose

               The purpose of this 1994 Stock Option and Stock Award Plan (the "Plan") is to encourage and enable selected officers and other key employees of Bush Boake Allen Inc. (the "Company") and its subsidiaries to acquire a proprietary interest in the Company through the ownership of common stock of the Company. Such ownership will provide such employees with a more direct stake in the future welfare of the Company, and encourage them to remain with the Company and its subsidiaries. It is also expected that the Plan will encourage qualified persons to seek and accept employment with the Company and its subsidiaries. Pursuant to the Plan, such employees will be offered the opportunity to acquire such common stock through the grant of options, the award of restricted stock under the Plan, bonuses payable in stock or a combination thereof.

               As used herein, the term "subsidiary" shall mean any present or future corporation which is or would be a "subsidiary corporation" of the Company as the term is defined in Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code").

2.      Administration of the Plan

               The Plan shall be administered by the Board of Directors of the Company or a Compensation Committee as appointed from time to time by the Board of Directors of the Company, which Compensation Committee shall consist of not less than two (2) members of such Board of Directors and shall be constituted so far as possible to permit the Plan to comply with the administration requirements of Rule 16b-3 (c) (2) (i) of the Securities Exchange Act of 1934, as it may be amended from time to time (the "Exchange Act"); none of the members of the Compensation Committee shall be eligible to be granted options or awarded restricted stock under the Plan or receive bonuses payable in stock. No member of the Board of Directors shall be appointed to the Compensation Committee who has been granted an option, awarded restricted stock or received a bonus payment in stock under the Plan within one year prior to appointment. As used hereinafter the term "Committee" shall mean (i) the Board of Directors of the Company at all times that a Compensation Committee is not in existence or (ii) the Compensation Committee at all times that a Compensation Committee is in existence.

               In administering the Plan, the Committee may adopt rules and regulations for carrying out the Plan. The interpretation and decision with regard to any question arising under the Plan made by the Committee shall be final and conclusive on all employees of the Company and its subsidiaries participating or eligible to participate in the Plan. The Committee may consult with counsel, who may be of counsel to the

Company, and shall not incur any liability for any action taken in good faith in reliance upon the advice of counsel.

               The Committee shall determine the employees to whom, and the time or times at which, grants or awards shall be made and the number of shares to be included in the grants or awards.

               Each option granted pursuant to the Plan shall be evidenced by an Option Agreement (the "Agreement") . The Agreement shall not be a precondition to the granting of options; however, no person shall have any rights under any option granted under the Plan unless and until the optionee to whom such option shall have been granted shall have executed and delivered to the Company an Agreement. The Committee shall prescribe the form of the Agreement. A fully executed original of the Agreement shall be provided to both the Company and the optionee.

3.      Shares of Stock Subject to the Plan

               The total number of shares that may be optioned or awarded under the Plan is 750,000 shares of the $1.00 par value common stock of the Company (the "Common Stock") plus an additional amount of shares on May 1 each year, from May 1, 1995 to May 1, 2003, inclusive, equal to one percent (1%) of the number of shares of Common Stock outstanding on the immediately preceding April 30 (the "Additional Annual Increment") , of which (i) 150,000 shares plus shares equal to twenty percent (20%) of each Additional Annual Increment may be awarded as restricted stock and (ii) no more than one million (1,000,000) shares may be awarded as Incentive Stock Options, as defined in Section 422 of the Code, except that, notwithstanding any of the foregoing limitations set forth in this Paragraph 3, said numbers of shares shall be adjusted as provided in Paragraph
12. Any shares subject to an option which for any reason expires or is terminated unexercised and any restricted stock which is forfeited may again be optioned or awarded under the Plan; provided, however, that forfeited shares shall not be available for further awards if the employee has realized any benefits of ownership from such shares. Shares subject to the Plan may be either authorized and unissued shares or issued shares acquired by the Company or its subsidiaries.

               No employee shall receive, over the term of the Plan, awards in the form of options, whether incentive stock options or options other than incentive stock options, to purchase more than 500,000 shares of Common Stock.

4.      Eligibility

Key employees, including officers, of the Company and its subsidiaries (but excluding members of the Committee) are eligible to be granted options and awarded restricted stock under the Plan and to have their bonuses payable in stock. The employees who shall receive awards or options under the Plan shall be selected from time to time by the committee, in its sole discretion, from among those eligible, and the Committee shall determine, in its sole discretion, the number of shares to be covered by the award or awards and by the options or options granted to each such employee selected.

5.      Duration of the Plan

               The Plan shall be adopted by the Board as of the date on which it is approved by a majority of the Company's stockholders, which approval must occur within the period ending twelve months after the date the Plan is adopted. The Plan shall terminate upon the earlier of the following dates or events to occur:

               (a) upon the adoption of a resolution of the Board terminating the Plan; or

               (b) ten years from the date of adoption of the Plan by the Board; or

               (c) the date all shares of Common Stock subject to the Plan shall have been purchased according to the Plan's provisions.

               No such termination of the Plan shall affect the rights of any Participant hereunder and all options previously granted and restricted stock and stock bonus awarded hereunder shall continue in force and in operation after the termination of the Plan, except as they may be otherwise terminated in accordance with the terms of the Plan.

6.      Terms and Conditions of Stock Options

               All options granted under this Plan shall be either Incentive Stock Options as defined in Section 422 of the Code or options other than Incentive Stock Options. Each such option shall be subject to all the applicable provisions of the Plan, including the following terms and conditions, and to such other terms and conditions not inconsistent therewith as the Committee shall determine.

               (a) The option price per share shall be determined by the Committee. However, the option price shall not be less than 100% of the fair market value at the time the option is granted, except, that, the initial grant of options may be at the initial public offering price of the Common Stock. The fair market value shall be the mean of the high and low sales prices f or the Common Stock as reported on the Composite Tape for New York Stock Exchange issues for the day on which the option is granted. If there is no sale of the shares reported on such Tape on the date the option is granted, the mean of the bid and asked prices reported on such Tape at the close of the market on such date shall be deemed to be the fair market value of the shares. In the event that the Common Stock is not listed on the New

        York Stock Exchange or the method for determining the fair market value of the shares provided for in this Paragraph 6(a) shall not for any reason be practicable, then the fair market value per share shall be determined by such other reasonable method as the Committee shall, in its discretion, select and apply at the time of grant of the option concerned.

               (b) Each option shall be exercisable during and over such period ending not later than ten years from the date it was granted, as may be determined by the Committee and stated in the option.

               (c) No option shall be exercisable prior to the expiration of the period specified by the Committee at the time of grant (the "vesting period"), which period shall not be less than six (6) months, except as provided in Paragraphs 6(j), 9 and 12 of the Plan.

               (d) Each option shall state whether it will or will not be treated as an Incentive Stock Option.

               (e) Each option may be exercised by giving written notice to the Company specifying the number of shares to be purchased, which shall be accompanied by payment in full including applicable taxes, if any. Payment shall be (i) in cash, or (ii) in shares of Common Stock of the Company already owned by the optionee (the value of such stock shall be its fair market value on the date of exercise as determined under Paragraph 6 (a) , or (iii) by a combination of cash and shares of Common Stock of the Company. No option shall be exercised for less than the lesser of 50 shares or the full number of shares for which the option is then exercisable. No optionee shall have any rights to dividends or other rights of a shareholder with respect to shares subject to his option until he has given written notice of exercise of his option and paid in full for such shares. Payment of taxes, if any, shall be in cash at time of exercise or on the applicable tax date under Section 83 of the Code, if later, provided, however, tax withholding obligations may be met by the withholding of Common Stock otherwise deliverable to the optionee pursuant to procedures approved by the Committee. In no event shall Common Stock be delivered to any optionee until he has paid to the Company in cash the amount of tax required to be withheld by the Company or has elected to have his tax withholding obligations met by the withholding of Common Stock in accordance with the procedures approved by the Committee, except that in the case of later tax dates under
        Section 83 of the Code, the Company may deliver Common Stock prior to the optionee's satisfaction of tax withholding obligations if the optionee makes arrangements satisfactory to the Company that such obligations will be met on the applicable tax date.

               (f) Notwithstanding the foregoing Paragraph 6(e) of the Plan, each option granted hereunder may provide, or be amended to provide, the right either (i) to exercise such option in whole or in part without any payment of the option price, or (ii) to request the Committee to permit, in its sole discretion, such exercise without any payment of the option price. If an option is exercised without a payment of the option price, the optionee shall be entitled to receive that number of whole shares as is determined by dividing (a) an amount equal to the fair market value per share on the date of exercise as determined under Paragraph 6(a) into
        (b) an amount equal to the excess of the total fair market value of the shares on such date as so determined with respect to which the option is being exercised over the total cash purchase price of such shares as set forth in the option. Fractional shares will be rounded to the next lowest number and the optionee will receive cash in lieu thereof. At the sole discretion of the Committee, or as specified in the option, the settlement of all or part of an optionee's rights under this Paragraph 6(f) may be made in cash in an amount equal to the fair market value of the shares otherwise payable hereunder. The number of shares with respect to which any option is exercised under this Paragraph 6(f) shall reduce the number of shares thereafter available for exercise under the option, and such shares thereafter may not again be optioned under the Plan.

               (g) Each option may provide, or be amended to provide, that the optionee may exercise the option without payment of the option price by delivery to the Company of an exercise notice and irrevocable instructions to deliver shares of Common Stock directly to the stock broker named therein in exchange for payment of the option price and withholding taxes by such broker to the Company.

               (h) If an  optionee's employment  by the Company or a  subsidiary terminates by reason of his retirement under a retirement plan of the Company or a subsidiary, his option may thereafter be exercised whenever the vesting period has elapsed until the expiration of the stated period of the option; provided, however, that if the optionee dies after such termination of employment, any unexercised option may thereafter be immediately exercised in full by the legal representative of his estate or by the legatee of the optionee under his last will until the expiration of the stated period of the option; provided, further, that any right granted to such an optionee pursuant to Paragraph 6(f) of the Plan, shall terminate on the date of such termination of employment.

               (i) If an optionee's employment by the Company or a subsidiary terminates by reason of permanent disability, as determined by the Committee, his option may thereafter be exercised whenever the vesting period has elapsed until the expiration of the stated period of the option; provided, however, that if the optionee dies after such termination of employment, any unexercised option may thereafter be immediately exercised in full by the legal representative of his estate or by the legatee of the optionee under his last will until the expiration of the stated period of the option; provided, further, that any right granted to such an optionee pursuant to Paragraph 6(f) of the Plan, shall terminate on the date of such termination of employment.

               (j) If an optionee's employment by the Company or a subsidiary terminates by reason of his death, his option may thereafter be immediately exercised in full by the legal representative of his estate or by the legatee of the optionee under his last will until the expiration of the stated period of the option; provided, however, that any right granted to such an optionee pursuant to Paragraph 6(f) of the Plan, shall terminate on the date of his death.

               (k)  Unless  otherwise   determined  by  the  Committee,   if  an
        optionee's employment terminates for any reason other than death, retirement or permanent disability, his option shall thereupon terminate.

               (l) The option by its terms shall be personal and shall not be transferable by the optionee otherwise than by will or by the laws of descent and distribution. During the lifetime of an optionee, the option shall be exercisable only by him.

               (m) Notwithstanding any intent to grant Incentive Stock Options, an option granted will not be considered an Incentive Stock Option to the extent that it together with any earlier Incentive Stock Options permits the exercise for the first time in any calendar year of more than $100,000 in value of Common Stock (determined at the time of grant).

               (n) In the event any option is exercised by the executors, administrators, heirs or distributees of the estate of a deceased optionee, the Company shall be under no obligation to issue Common Stock thereunder unless and until the Company is satisfied that the person or persons exercising the option are the duly appointed legal representative of the deceased optionee's estate or the proper legatees or distributees thereof.

               (o) No incentive stock option shall be granted to an employee who owns immediately before the grant of such option, directly or indirectly, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company. This restriction does not apply if, at the time such incentive stock option is granted, the option price is at least 110% of the fair market value of one share of Common Stock, as determined in Paragraph 6(a), on the date of grant and the incentive stock option by its terms is not exercisable after the expiration of five years from the date of grant.

7.      Terms and conditions of Restricted Stock Awards

               All awards of restricted stock under the Plan shall be subject to all the applicable provisions of the Plan, including the following terms and conditions, and to such other terms and conditions not inconsistent therewith, as the Committee shall determine.

               (a) Awards of restricted stock may be in addition to or in lieu of option grants.

               (b) During a period set by the Committee at the time of each award of restricted stock (the "restriction period"), the recipient shall not be permitted to sell, transfer, pledge, or assign the shares of restricted stock.

               (c) Shares of restricted stock shall become free of all restrictions if the recipient dies or his employment terminates by reason of permanent disability, as determined by the Committee, during the restriction period and, to the extent set by the Committee at the time of the award or later, if the recipient retires under a retirement plan of the Company or a subsidiary during such period. The Committee may require medical evidence of permanent disability, including medical examinations by physicians selected by it. If the Committee determines that any such recipient is not permanently disabled or that a retiree's restricted stock is not to become free of restrictions, the restricted stock held by either such recipient, as the case may be, shall be forfeited and revert to the Company.

               (d) Shares of restricted stock shall be forfeited and revert to the Company upon the recipient's termination of employment during the restriction period for any reason other than death, permanent disability or retirement under a retirement plan of the Company or a subsidiary except to the extent the Committee, in its sole discretion, finds that such forfeiture might not be in the best interest of the Company and, therefore, waives all or part of the application of this provision to the restricted stock held by such recipient.

               (e) Stock certificates for restricted stock shall be registered in the name of the recipient but shall be appropriately legended and returned to the Company by the recipient, together with a stock power, endorsed in blank by the recipient. The recipient shall be entitled to vote shares of restricted stock and shall be entitled to all dividends paid thereon, except that dividends paid in Common Stock or other property shall also be subject to the same restrictions.

               (f) Restricted stock shall become free of the foregoing restrictions upon expiration of the applicable restriction period and the Company shall deliver Common Stock certificates evidencing such stock.

               (g) Recipients of restricted stock shall be required to pay taxes to the Company upon the expiration of restriction periods or such earlier dates as elected pursuant to Section 83 of the Code; provided, however, tax' withholding obligations may be met by the withholding of Common Stock otherwise deliverable to the recipient pursuant to procedures approved by the Committee. In no event shall Common Stock be delivered to any awardee until he has paid to the Company in cash the amount of tax required to be withheld by the Company or has elected to have his withholding obligations met by the withholding of Common Stock in accordance with the procedures approved by the Committee.

8.      Bonuses Payable in Stock

               In lieu of cash bonuses otherwise payable under the Company's compensation practices to employees eligible to participate in the Plan, the Committee, in its sole discretion, may determine that such bonuses shall be payable in stock or partly in stock and partly in cash. Such bonuses shall be in consideration of services previously performed and shall consist of shares of Common Stock free of any restrictions imposed by the Plan. The number of shares of Common Stock payable in lieu of an amount of each bonus otherwise payable shall be determined by dividing such amount by the fair market value of one share of Common Stock on the date the bonus is payable, with the fair market value determined in accordance with Paragraph 6(a). The Company shall withhold from any such bonus an amount of cash sufficient to meet its tax withholding obligations.

9.      Limited Rights

               Any option granted under the Plan may, at the discretion of the Committee, contain provisions for limited rights, as described herein. A limited right shall be exercisable upon the occurrence of an event specified in the option as an exercise event, and shall expire thirty (30) days after the occurrence of such event. Exercise events may include, at the discretion of the Committee and as specified in the option, consummation of a tender or exchange offer for at least 20% of the Company's Common Stock outstanding at the commencement of such offer or a proxy contest the result of which is the replacement of a majority of the members of the Company's Board of Directors, or consummation of a merger or reorganization of the Company in which the Company does not survive or in which the shareholders of the Company receive stock or securities of another corporation or cash, or a liquidation or dissolution of the Company or other similar events. Limited rights shall permit optionees to receive in cash either (i) the highest market price per share for each share covered by an option, without regard to the date on which the option otherwise would be exercisable, which the Company's Common Stock traded on the New York Stock Exchange for the sixty days immediately preceding the exercise event or
(ii) if provided by the Committee in its discretion at the time of grant, the highest market price per share for each share covered by the option which the Company's Common Stock traded on the New York Stock Exchange on the date of exercise, less the option price per share specified in the option. In the event the exercise event is consummation of a tender or exchange offer, the value per share set by the tenderor or offeror shall be substituted for the highest market price per share provided in clause (i) in the preceding sentence. Limited rights shall not extend the exercise period of any option and, to the extent exercised, shall reduce the shares of Company Common Stock available under the Plan and the shares of such Stock covered by the options to which the limited rights relate.

10.     Transfer, Leave of Absence, Etc.

               For the purpose of the Plan: (a) a transfer of an employee from the Company to a subsidiary, or vice versa, or from one subsidiary to another, and (b) a leave of absence, duly authorized in writing by the Company, shall not be deemed a termination of employment.

11.     Rights of Employees

               (a) No person shall have any rights or claims under the Plan except in accordance with the provisions of the Plan.

               (b) Nothing contained in the Plan shall be deemed to give any employee the right to be retained in the service of the Company or its subsidiaries.

12.     Changes in Capital

               Upon changes in the Common Stock by a stock dividend, extraordinary dividend payable in cash or property, stock split, reverse split, subdivision, recapitalization, merger, consolidation (whether or not the Company is a surviving corporation), combination or exchange of shares, separation, reorganization or liquidation, the number and class of shares available under the Plan as to which stock options and restricted stock may be awarded, the number and class of shares under each option and the option price per share shall be correspondingly adjusted by the Committee, such adjustments to be made in the case of outstanding options without change in the total price applicable to such options; provided, however, no such adjustments shall be made in the case of stock dividends aggregating in any fiscal year of the Company not more than 10% of the Common Stock issued and outstanding at the beginning of such year or in the case of one or more splits, subdivisions or combinations of the Common Stock during any fiscal year of the Company resulting in an increase or decrease of not more than 10% of the Common Stock issued and outstanding at the beginning of such year.

               In the event of a "Change of Control of the Company" or a "Change in Control of Union Camp" (as hereinafter defined) (i) all restrictions on restricted stock previously awarded to recipients under the Plan shall lapse and
(ii) all stock options and stock appreciation rights which are outstanding shall become immediately exercisable in full without regard to any limitations of time or amount otherwise contained in the Plan, the options or the rights. Further, in the event of a Change in Control of the Company, the Committee may determine that the options shall be adjusted and make such adjustments by substituting for Common Stock subject to options, stock or other securities of any successor corporation to the Company that may be issuable by another corporation that is a party to such Change in Control of the Company if such stock or other securities are publicly traded or, if such stock or other securities are not publicly traded, by substituting stock or other securities of a parent or affiliate of such corporation if the stock or other securities of such parent or affiliate are publicly traded, in which event the aggregate option price shall remain the same and the amount of shares or other securities subject to option shall be the amount of shares or other securities which could have been purchased on the day of the Change in Control of the Company with the proceeds which would have been received by the optionee if the option had been exercised in full prior to such Change in Control of the Company and the optionee had exchanged all of such share in the Change in Control transaction. No optionee shall have any right to prevent the consummation of any of the foregoing acts affecting the number of shares available to the optionee.

               For purposes of the foregoing, "Union Camp" shall mean Union Camp Corporation, a Virginia corporation and a Change in Control of the Company or Union Camp shall include either a "Change in Control of the Company" or a "Change in Control of Union Camp" (as each is hereafter defined) or both.

     I. For purposes of the foregoing, a "Change in Control of the Company" shall be deemed to have occurred upon the occurrence of one of the following events:

          (a) "any person," as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than the Company, any employee benefit plan sponsored by the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, or Union Camp or any subsidiary of Union Camp in which Union Camp's ownership is greater than 50% of the combined voting power of such subsidiary's then outstanding securities eligible to vote for the election of its board of directors (a "Union Camp Subsidiary")), is or becomes (other than pursuant to a transaction which is deemed to be a "Non-Qualifying Transaction" under Subsection 12.I.(c)) the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities eligible to vote for the election of the Board of Directors of the Company (the "Company Voting Securities");

          (b) individuals who, on December 1, 1996, constitute the Board of Directors of the Company (the "Incumbent Directors") cease for any reason to constitute at least a majority of the Board of Directors of the Company, provided that any person becoming a director subsequent to December 1, 1996, whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board of Directors of the Company (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors (including without limitation in order to settle any such contest) or any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board of Directors of the Company shall be an Incumbent Director;

          (c) the stockholders of the Company approve a merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company or any of its subsidiaries that requires such approval, whether for such transaction or the issuance of securities in the transaction (a "Business Combination"), unless immediately following such Business Combination: (i) more than 50% of the total voting power of (x) the corporation resulting from such Business Combination (the "Surviving Corporation"), or (y) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of 100% of the voting securities eligible to elect directors of the Surviving
              Corporation (the "Parent Corporation"), will be represented by Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, shares into which such Company Voting Securities were converted pursuant to such Business Combination), (ii) no person (other than Union Camp, any Union Camp Subsidiary, any employee benefit plan sponsored or maintained by the Surviving Corporation or the Parent Corporation) will be or becomes the beneficial owner, directly or indirectly, of 25 % or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) and (iii) at least a majority of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) following the consummation of the Business Combination were Incumbent Directors at the time of the approval of the Board of Directors of the Company of the execution of the initial agreement providing for such Business Combination (any Business Combination which satisfies all of the criteria specified in (i), (ii) and (iii) above shall be deemed to be a "Non-Qualifying Transaction"); or

          (d) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

    II. For purposes of the foregoing, a "Change in Control of Union Camp" shall be deemed to have occurred upon the occurrence of one of the following events when, immediately prior thereto, Union Camp is the beneficial owner, directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company Voting Securities:

          (a) any person (other than Union Camp, any employee benefit plan sponsored by Union Camp, any trustee or other fiduciary holding securities under an employee benefit plan of Union Camp, or any corporation owned, directly or indirectly, by the stockholders of Union Camp in substantially the same proportions as their ownership of stock of Union Camp), is or becomes (other than pursuant to a transaction which is deemed to be a UC-Involved Non-Qualifying Transaction under Subsection 12. II.(c)) the beneficial owner, directly or indirectly, of securities of Union Camp representing 50% or more of the combined voting power of Union Camp's then outstanding securities eligible to vote for the election of the Board of Directors of Union Camp (the "UC Voting Securities");

          (b) individuals who, on October 29, 1996, constitute the Board of Directors of Union Camp (the "Incumbent UC Directors") cease for any reason to constitute at least a majority of the Board of Directors of Union Camp, provided that any person becoming a director subsequent to October 29, 1996, whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent UC Directors then on the Board of Directors of Union Camp (either by a specific vote or by approval of the proxy statement of Union Camp in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent UC Director; provided, however, that no individual initially elected or nominated as a director of Union Camp as a result of an actual or threatened election contest with respect to directors (including without limitation in order to settle any such contest) or any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board of Directors of Union Camp shall be an incumbent UC Director;

          (c) the stockholders of Union Camp approve a merger, consolidation, statutory share exchange or similar form of corporate transaction involving Union Camp or any of its subsidiaries that requires such approval, whether for such transaction or the issuance of securities in the transaction (a "UC-Involved Business Combination"), unless immediately following such UC-Involved Business Combination: (i) more than 50% of the total voting power of (x) the corporation resulting from such UC-Involved

              Business Combination (the "UC-Involved Surviving Corporation"), or
              (y) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of 100% of the voting securities eligible to elect directors of the UC-Involved Surviving Corporation (the "UC-Involved Parent Corporation"), will be represented by UC Voting Securities that were outstanding immediately prior to such UC-Involved Business Combination (or, if applicable, shares into which such UC Voting Securities were converted pursuant to such UC-Involved Business Combination), (ii) no person (other than any employee benefit plan sponsored or maintained by the UC-Involved Surviving Corporation or the UC-Involved Parent Corporation) will be or becomes the beneficial owner, directly or indirectly, of 25% or more of the total voting power of the outstanding voting securities eligible to elect directors of the UC-Involved Parent Corporation (or, if there is no UC-Involved Parent Corporation, the UC-Involved Surviving Corporation) and (iii) at least a majority of the members of the board of directors of the UC-Involved Parent Corporation (or, if there is no UC-Involved Parent Corporation, the UC-Involved Surviving Corporation) following the consummation of the UC-Involved Business Combination were Incumbent UC Directors at the time of the Board of Directors of Union Camp's approval of the execution of the initial agreement providing for such UC-Involved Business Combination (any UC-Involved Business Combination which satisfies all of the criteria specified in (i), (ii) and (iii) above shall be deemed to be a "UC-Involved Non-Qualifying Transaction"); or

          (d) the stockholders of Union Camp approve a plan of complete liquidation or dissolution of Union Camp or an agreement for the sale or disposition by Union Camp of all or substantially all of Union Camp's assets.

              Anything contained herein to the contrary notwithstanding, a Change in Control of the Company or Union Camp shall be deemed not to have occurred with respect to any optionee who participates as an investor in the acquiring entity (which shall include the Parent Corporation or the UC-Involved Parent Corporation, when and as applicable) in any such Change in Control transaction unless such acquiring entity is a publicly-traded corporation and the optionee's interest in such acquiring entity immediately prior to the acquisition constitutes less than one percent (1 %) of both (1) the combined voting power of such entity's outstanding securities and (2) the aggregate fair market value of such entity's outstanding equity securities. For this purpose the optionee's interest in any equity securities shall include any such interest of which such optionee is a beneficial owner.

13.     Use of Proceeds

               Proceeds from the sale of shares pursuant to options granted under this Plan shall constitute general funds of the Company.

14.     Amendments

               The Board of Directors may amend, alter or discontinue the Plan, . including without limitation any amendment considered to be advisable by reason of changes to the United States Internal Revenue Code, but no amendment, alteration or discontinuation shall be made which would impair the rights of any holder of an award of restricted stock or option or stock bonus theretofore
granted,   without  his  consent,   or  which,   without  the  approval  of  the
shareholders, would:

               (a) Except as is provided in Paragraph 12 of the Plan, increase the total number of shares reserved for the purpose of the Plan.

               (b) Except as is provided in Paragraphs 6(f) and 12 of the Plan, decrease the option price of an option to less than 100% of the fair market value on the date of the granting of the option.

               (c) change the class of persons eligible to receive an award of restricted stock or options under the Plan; or

               (d) Extend the duration of the Plan.

               The Committee may amend the terms of any award of restricted stock or option theretofore granted, retroactively or prospectively, but no such amendment shall impair the rights of any holder without his consent.

15.      Miscellaneous Provisions

               (a) The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the issuance of shares upon exercise of any option under the Plan.

               (b) It is understood that the Committee may, at any time and from time to time after the granting of an option or the award of restricted stock or bonuses payable in Common Stock hereunder, specify such additional terms, conditions and restrictions with respect to such option or stock as may be deemed necessary or appropriate to ensure compliance with any and all applicable laws, including, but not limited to, terms, restrictions and conditions for compliance with federal and state securities laws and methods of withholding or providing for the payment of required taxes.

               (c) If at any time the Committee shall determine, in its discretion, that the listing, registration or qualification of shares of Common Stock upon any national securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the sale or purchase of shares of Common Stock hereunder, no option or stock appreciation right may be exercised or restricted stock or stock bonus may be transferred in whole or in part unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Committee.

               (d) The Plan shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia.

16.     Limits of Liability

               (a) Any liability of the Company or a subsidiary of the Company to any Participant with respect to an option or stock or other award shall be based solely upon contractual obligations created by the Plan and the Agreement.

               (b) Neither the Company nor a subsidiary of the Company, nor any member of the Committee or the Board, nor any other person participating in any determination of any question under the Plan, or in the interpretation, administration or application of the Plan, shall have any liability to any party for any action taken or not taken in connection with the Plan, except as may expressly be provided by statute.






Amended January 2, 1997